UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2019

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of stockholders (the “Annual Meeting”) of Global Net Lease, Inc. (the “Company”) held on April 15, 2019, the Company’s stockholders re-elected, by a plurality of the votes cast at the Annual Meeting, Lee M. Elman and P. Sue Perrotty as Class II directors to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualify.

The Company’s Class II director nominees contribute their experience, leadership and extensive knowledge of the Company’s industry and its long-term business strategy, and accordingly the board of directors remains confident that each is well qualified to continue to serve and contribute meaningfully to the Company’s long-term business objectives as members of its board of directors.

The Company’s stockholders also ratified, by a majority of the votes cast at the Annual Meeting, the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 73,868,508 shares of the Company’s common stock, out of a total number of 83,840,503 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 88.1% of the shares entitled to be voted. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class II Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Lee M. Elman	24,389,225	24,330,097	169,241	24,979,945
P. Sue Perrotty	5,771,990	42,940,168	176,405	24,979,945

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019:

Votes For	Votes Against	Abstain	Broker Non-Votes
72,875,813	673,908	318,787	*

*	No broker non-votes arose in connection with Proposal No. 2 due to the fact that the matter was considered a routine matter under New York Stock Exchange rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2019	By:	/s/ James L. Nelson
James L. Nelson
Chief Executive Officer and President